SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 26, 2002



                       DEVELOPED TECHNOLOGY RESOURCE, INC.
               (Exact Name of Registrant as Specified in Charter)




          Minnesota                   0-21394                    41-1713474
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



         5223 Industrial Blvd.                                    55439
               Edina, MN                                       (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (952) 820-0022



         (Former name or former address, if changed since last report.)



Page 1 of 5 pages                                        Exhibit Index on Page 5


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.


ITEM 5.  OTHER EVENTS

OPTION AND PLAN OF MERGER

On November 26, 2002, Developed Technology Resource, Inc. ("DTR") and its 100% owned subsidiary, NP Acquisition Corp.("NP Acquisition"), entered into an option agreement by and between GelStat Corporation ("GelStat"), and Stephen Roberts, James Higgins and Russell Mitchell (collectively "Shareholders") whereby:

         A. GelStat and Shareholders have executed and delivered to DTR and NP Acquisition, an Agreement and Plan of Merger (the "Merger Agreement"), which provides for the merger (the "Merger") of NP Acquisition into GelStat.

         B. DTR loaned GelStat $300,000 which is due December 31, 2003 (the "Loan").

         C. GelStat has provided DTR with unaudited financial statements as of, and for the period from inception through October 31, 2002.

         D. DTR and NP Acquisition has the option to execute and deliver the Merger Agreement during the Option Period. The Option Period shall commence on November 26, 2002 and will terminate the later of 5:00 p.m. on December 16, 2002, or the third (3rd) business day following the date that GelStat and the Shareholders have provided to DTR (i) the results of an independent clinical trial of a GelStat product and (ii) any changes to the schedules to, or warranties and representations in Article III of the Merger Agreement.

         E. In further consideration of the Loan and the exercise of the Option Agreement, GelStat has issued a warrant to DTR to purchase 400,000 shares of the common stock of GelStat at a price of $0.75 per share exercisable over a period of three years following the (i) termination of the Option Period if the Option is not exercised, or (ii) termination of the Merger Agreement by DTR as permitted in Section 9.1 of the Merger Agreement.

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 10.50     Option Agreement among the Company, NP
                           Acquisition Corp., GelStat Corporation, and Stephen Roberts, James Higgins and Russell Mitchell dated November 26, 2002 (FILED HEREWITH.)

         Exhibit 99.1      Press Release issued by the Company on
                           November 29, 2002 (FILED HEREWITH.)




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  DEVELOPED TECHNOLOGY RESOURCE, INC.


November 29, 2002                          By:      /s/ LeAnn C. Hitchcock
                                               ---------------------------------
                                           Name:    LeAnn C. Hitchcock
                                                --------------------------------
                                           Title:   President, CEO & CFO





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                                 EXHIBITS INDEX


         Exhibit No.       Exhibit Description                          Page No.


         Exhibit 10.50 Option Agreement among the Company, NP Acquisition Corp., GelStat Corporation, and Stephen Roberts, James Higgins and Russell Mitchell dated
                           November 26, 2002 (FILED HEREWITH.)

         Exhibit 99.1      Press Release issued by the Company on
                           November 29, 2002 (FILED HEREWITH.)